EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350

In connection with the Quarterly Report of SMART Global Holdings, Inc. (the “Company”) on Form 10-Q for the period ended May 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nate Olmstead, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 9, 2024	By:	/s/ Nate Olmstead
Nate Olmstead
Senior Vice President and Chief Financial Officer